Anchor Series Trust

Supplement to the Statement of Additional Information dated March
30, 1999

The following replaces the first paragraph under "THE TRUST" section on page B-4 of the Statement of Additional Information:

          The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is composed of eleven separate Portfolios. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life
     Insurance Company, First SunAmerica Life Insurance
     Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life
     Insurance Company (see "Account Information" in the
     Prospectus).

The following replaces the first paragraph under "OWNERSHIP OF
SHARES" section on page B-59 of the Statement of Additional
Information:

          Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life
     Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life
     Insurance Company. All shares of the Trust are owned by Separate Accounts of the aforementioned life insurance companies.

          Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, and American Life Assurance Company of New York are under common control with, and therefore are affiliated with, the Adviser. Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.